UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 24, 2014

Commission file number 000-55122

SOURCE FINANCIAL, INC.
(Exact name of registrant as specified in its charter)

Delaware	033-26828	80-0142655
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Level6/97 Pacific Highway North Sydney NSW 2060 Australia
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: +61 2 8907-2500

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Item 7.01   Regulation FD Disclosure.

On June 24, 2014, Source Financial, Inc. issued a press release announcing that it had filed a registration statement on Form S-1 with the Securities and Exchange Commission for a firm commitment  underwritten public offering of its shares of common stock.

Item 9.01   Financial Statements and Exhibits.

(d)  Exhibits.

Exhibit Number	Description

99.1	Text of press release issued by Source Financial, Inc.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 24, 2014

SOURCE FINANCIAL, INC.

By:	/s/ Brian Pullar
Brian Pullar Chief Financial Officer

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